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                                                                   Exhibit 23.1

                           CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements Form S-3 No. 333-40129, Form S-3 No. 333-49499, Form S-8 NO. 333-56617 and Form S-8
No. 333-56619 of Great Lakes REIT of our report dated January 29, 1999, with respect to the consolidated financial statements and schedule of Great Lakes REIT included in the Annual Report (Form 10-K) for the year ended December 31, 1998.

                                        Ernst & Young LLP



Chicago, Illinois
March 18, 1999